                                                                      EXHIBIT 24

                                                                      EXHIBIT 24

                           POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned hereby constitutes and appoints ROBERT C. BUTLER, JAMES W. GUEDRY and JAMES P. MELICAN, and each of them (with full power to each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them on their behalf and in their name, place and stead, in any and all capacities, to sign, execute and affix their seal thereto and file, with respect to the registration of International Paper Company common stock in the exchange of stock for the assets of Carpenter Paper Co. and Seaman-Patrick Paper Co. and the exchange of common stock for the stock of Kirk Paper Corporation, any and all Form S-3 Registration Statements on behalf of International
Paper Company, under the Securities Act of 1933, as amended, together with any and all amendments (including post-effective amendments) to such Form S-3 Registration Statements and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, for all intents and purposes, and that the undersigned hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     Executed on the 13th day of December, 1994 by the following persons in the capacities indicated.

Name                                        Title
- ----                                        -----

/s/ JOHN T. DILLON                     Executive Vice
- ------------------------               President and Director
(John T. Dillon)


/s/ WILLARD C. BUTCHER                 Director
- ------------------------
(Willard C. Butcher)


/s/ STANLEY C. GAULT                   Director
- ------------------------
(Stanley C. Gault)


/s/ THOMAS C. GRAHAM                   Director
- ------------------------
(Thomas C. Graham)

                                       Director
- ------------------------
(Arthur G. Hansen)


/s/ DONALD F. McHENRY                  Director
- ------------------------
(Donald F. McHenry)


/s/ PATRICK F. NOONAN                  Director
- ------------------------
(Patrick F. Noonan)


/s/ JANE C. PFEIFFER                   Director
- ------------------------
(Jane C. Pfeiffer)

/s/ EDMUND T. PRATT, JR.               Director
- ------------------------
(Edmund T. Pratt, Jr.)


/s/ CHARLES R. SHOEMATE                Director
- ------------------------
(Charles R. Shoemate)



/s/ ROGER B. SMITH                     Director
- ------------------------
(Roger B. Smith)